Exhibit 99.1

Cue Biopharma and LG Chem Life Sciences Announce WT1

as the Next Immuno-STAT™ Target in Oncology

WT1 is a Well-Characterized Oncofetal Antigen,

Expressed in Solid Tumors and Hematologic Malignancies

CAMBRIDGE, Mass., Dec. 20, 2018 – Cue Biopharma™, Inc., (NASDAQ: CUE) an innovative immunotherapy company developing a novel, proprietary class of biologics engineered to selectively modulate antigen-specific T cells to treat cancer, autoimmune and chronic infectious diseases, along with LG Chem Life Sciences, announced today the selection of Wilms’ Tumor 1 (WT1) as the target antigen for CUE-102, pursuant to the partners’ strategic research and development agreement.

“We are pleased to announce the selection of WT1 under our collaboration with LG Chem as the target antigen for CUE-102,” said Dan Passeri, M.Sc., J.D., President and CEO of Cue Biopharma. “In a relatively short amount of time, we have been able to take the existing CUE-100 framework and target a new antigen, demonstrating the modularity of the Immuno-STAT Biologics platform. We look forward to continuing our strategic and productive relationship with LG Chem to deliver breakthrough biologics for cancer patients with high unmet need.”

“Jointly announcing the target for CUE-102 underscores the spirit of the partnership and our shared vision with Cue Biopharma” said Dr. Jeewoong Son, President of LG Chem Life Sciences. “We will utilize the novel Immuno-STAT construct combined with LG Chem’s established biologics capabilities in development and manufacturing to advance this potentially transformative therapy.”

“WT1 is a non-viral, oncofetal antigen that is over-expressed in a number of cancers, including solid tumors and hematologic malignancies” said Anish Suri Ph.D., Senior Vice President and Chief Scientific Officer of Cue Biopharma. “We will leverage extensive experience with the CUE-100 framework to accelerate the preclinical development of an Immuno-STAT that selectively modulates T cells that are specific to cancers expressing WT1. As we enter 2019, we look forward to moving our lead oncology asset CUE-101 into the clinic, and entering a new phase of enhanced R&D productivity.”

Cue Biopharma previously presented foundational data on CUE-101 and the Immuno-STAT platform at the Society for Immunotherapy of Cancer’s (SITC) 33rd Annual Meeting in November.

Cue Biopharma and LG Chem Life Sciences plan to begin preclinical development of CUE-102 in 2019.

About CUE-100 Framework

Drug candidates developed within the CUE-100 framework selectively stimulate the interleukin 2 (IL-2) receptor, a potent activator of the pathway critical to the growth, expansion and survival of T cells. We have engineered the framework to activate specific T cell populations through peptide-MHC complex (pMHC) targeting of T cell receptors (TCRs) and selective deployment of the IL-2 signal. The IL-2 has been attenuated to achieve preferential activation of tumor specific T-cells without systemic activation, potentially mitigating the dose-limiting toxicities associated with current IL-2-based therapies.

The lead program from the CUE-100 framework, CUE-101, contains IL-2 and a pMHC composed of HLA-A*02:01 complexed with a dominant peptide derived from the human papilloma virus E7 protein (HPV-E7). It is a fusion protein biologic designed to target and activate antigen-specific T cells to fight HPV-driven cancers.

About Cue Biopharma

Cue Biopharma is an innovative immunotherapy company developing a novel, proprietary class of biologics engineered to selectively modulate the human immune system to treat a broad range of cancers, autoimmune disorders and chronic infectious diseases. We design biologics to engage and modulate the activity of disease-associated T cells in the patient’s body, with the goal of offering significant therapeutic benefits while potentially minimizing or eliminating unwanted side effects.

We believe our selective biologics allow us to target antigen-specific T cell populations in a variety of indications using a peptide – MHC complex for delivering T cell modulating effectors, such as IL-2. Once a biologic has been optimized, our approach offers the potential for readily exchanging peptides to target different T cell populations and indications using previously-validated drug frameworks developed from the Immuno-STAT™ (Selective Targeting and Alteration of T cells) platform. This flexibility could truncate the drug selection and development process, moving effective therapeutics from discovery to clinical validation more rapidly and cost-efficiently than current industry standards.

Headquartered in Cambridge, MA, we are led by an experienced management team and scientific and clinical advisory board (SAB/CAB) with deep expertise in the design and clinical development of protein biologics, immunology and immuno-oncology.

For more information, visit www.cuebio.com.

About LG Chem Life Sciences

LG Chem Life Sciences is a business division within LG Chem, engaged in the development, manufacturing, as well as commercializing pharmaceutical products globally. LG Chem Life Sciences seeks to expand and make global presence by focusing on key core therapeutic areas of Immunology, Oncology, and Metabolic Diseases (specifically, diabetes and related metabolic diseases). To achieve such, its strategy is to actively pursue global collaboration encompassing from asset-centric to strategic investment and collaboration.

Forward-Looking Statements

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